UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025
BXP, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrant As Specified in its Charter)

BXP, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip Code)
(617) 236-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
BXP, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
BXP, Inc.:
Emerging growth company ☐

Boston Properties Limited Partnership:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

BXP, Inc. ☐         Boston Properties Limited Partnership ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
BXP, Inc. (the "Company"), the sole general partner of Boston Properties Limited Partnership, held its 2025 annual meeting of stockholders (the "2025 Annual Meeting") on May 20, 2025. At the 2025 Annual Meeting, the stockholders of the Company (1) elected Bruce W. Duncan, Diane J. Hoskins, Mary E. Kipp, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Timothy J. Naughton, Julie G. Richardson, Owen D. Thomas, William H. Walton, III and Derek Anthony (Tony) West to the Company’s Board of Directors, (2) approved a non-binding, advisory vote on named executive officer compensation, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K and (3) ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The following is a statement of the number of votes cast for and against each director nominee and each other matter voted upon, as applicable. In addition, the following sets forth the number of abstentions and broker non-votes with respect to each director nominee and each other matter, as applicable.
Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Bruce W. Duncan	125,799,305	13,372,836	1,061,987	5,459,526
Diane J. Hoskins	134,822,118	4,063,905	1,348,105	5,459,526
Mary E. Kipp	138,359,704	813,126	1,061,298	5,459,526
Joel I. Klein	121,732,571	17,439,082	1,062,475	5,459,526
Douglas T. Linde	136,047,082	3,125,553	1,061,493	5,459,526
Matthew J. Lustig	116,019,469	23,052,334	1,162,325	5,459,526
Timothy J. Naughton	127,839,194	11,333,253	1,061,681	5,459,526
Julie G. Richardson	137,326,704	1,841,318	1,066,106	5,459,526
Owen D. Thomas	112,147,906	19,392,976	8,693,246	5,459,526
William H. Walton, III	130,522,439	8,649,849	1,061,840	5,459,526
Derek Anthony (Tony) West	130,523,886	8,648,376	1,061,866	5,459,526
Proposal 2 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
123,529,793	15,365,180	1,339,155	5,459,526
Proposal 3 - Ratification of Appointment of PwC

For	Against	Abstain	Broker Non-Votes
134,530,777	11,140,876	22,001	0

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
*101.SCH	Inline XBRL Taxonomy Extension Schema Document.
*101.LAB	Inline XBRL Taxonomy Extension Calculation Linkbase Document
*101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
*101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
*104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BXP, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: BXP, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 20, 2025